DIMENSIONAL INVESTMENT GROUP INC.

                 TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO II

                            SUPPLEMENT TO PROSPECTUS
                               DATED APRIL 1, 2001


          This supplement revises the disclosure in the prospectus concerning the market capitalization range of companies whose securities are considered for purchase by the Tax-Managed U.S. Marketwide Value Portfolio II (the "Portfolio"). The market capitalization range of companies whose securities are considered for purchase by the Advisor for the Portfolio is expanded to include the securities of companies in the lowest 5% of total market capitalization.


               The Date of this Supplement is September 7, 2001.